UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22800

Exact name of registrant as specified in charter:	Delaware Ivy High Income Opportunities
Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Item 1. Reports to Stockholders

Annual report

Closed-end fund

Delaware Ivy High Income Opportunities Fund

September 30, 2022

The figures in the annual report for Delaware Ivy High Income Opportunities Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of September 30, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested. Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review (Unaudited)
Delaware Ivy High Income Opportunities Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)
Delaware Ivy High Income Opportunities Fund @ market price	1-year return	-20.69%
Delaware Ivy High Income Opportunities Fund @ NAV	1-year return	-19.18%
ICE BofA US High Yield Index (benchmark)	1-year return	-14.06%

Past performance does not guarantee future results.

Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.

For complete, annualized performance for Delaware Ivy High Income Opportunities Fund, please see the table on page 3.

Market review

US high yield bonds, as measured by the ICE BofA US High Yield Index, returned -14.06% for the year ended September 30, 2022.

Despite a healthy earnings environment, concerns around the COVID-19 Omicron variant, supply-chain disruptions, inflation, and the future pace of Federal Reserve interest rate hikes resulted in market participants dialing back on risk and taking a more cautious posture heading into 2022. As a result, higher-quality BB-rated and B-rated bonds returned 0.72% and 0.82%, respectively, during the first quarter of the Fund’s fiscal year, outpacing CCC-rated bonds, which returned just 0.25%.*

During the second quarter of the Fund’s fiscal year, the high yield market faced its first significant bout of volatility since March 2020. Calendar year first quarter 2022 high yield returns (-4.53%) were the second-worst results since the fourth quarter of 2018, and BB-rated bonds produced their second-worst quarterly returns since the financial crisis. The negative sentiment surrounding risk assets also produced a significant quarterly outflow of $22.3 billion in the high yield market. When it was all said and done, the high yield market posted a -4.53% return, with BB-rated bonds returning -5.37% for the fiscal second quarter, followed by returns of -3.79% and -3.46%, respectively, for CCC-rated bonds and B-rated bonds.

The volatility experienced in the second quarter of the Fund’s fiscal year continued to escalate during the fiscal third quarter. Headwinds driven by an extremely hawkish Fed, persistent inflation, heightened geopolitical risks, weakening corporate profit outlooks, and waning consumer sentiment combined to produce -9.92% high yield returns for the fiscal third quarter. Amid the volatility, market participants found no safe havens as negative returns were non-discriminating. For the quarter ended June 30, 2022, BB-rated bonds returned -8.70%, while B-rated and CCC-rated bonds returned -10.60% and -13.60%, respectively.

Throughout the fourth quarter of the Fund’s fiscal year, volatility continued to be the persistent theme among high yield bonds as investors set and reset expectations around economic data and Fed rhetoric. Despite these persistent negative headwinds, high yield bond spreads remained resilient during the quarter, resulting in a -0.69% return for the period. BB-rated bonds returned -0.89%, followed by B-rated and CCC-rated bonds, with returns of -0.59% and -0.19%, respectively.

The Fed’s hawkish approach to reining in inflation has set the table for risk aversion within the high yield market. As a result, impacts on corporate profits and consumer sentiment have introduced new debates around the depth and length of a recession. High-yield yields have moved well north of 9.00% and yield spreads have settled in wide of the historical average of 5.25%. Despite these headwinds, corporate balance sheets remain healthy, debt maturity walls are manageable, and default-rate outlooks are expected to remain at or below historical averages. Given this backdrop, we believe valuations have become more in line with the fundamental outlook. Accordingly, we believe a disciplined approach to adding risk is the best approach, with the understanding that short to intermediate volatility will persist.

*The bond returns cited in the market review are tied to the ICE BofA US Cash Pay High Yield Index. This index was used as it provides a broad overview of the high yield market and its performance over the fiscal period. The ICE BofA US Cash Pay High Yield Index is not the Fund’s benchmark. The ICE BofA US Cash Pay High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Within the Fund

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of Delaware Management

Portfolio management review (Unaudited)
Delaware Ivy High Income Opportunities Fund

Company (DMC) as new Fund portfolio managers. All changes took effect on or about November 15, 2021.

The Fund performance discussed in this commentary pertains to the measurement period of November 15, 2021 to September 30, 2022.

For the measurement period ended September 30, 2022, Delaware Ivy High Income Opportunities Fund declined, underperforming its benchmark, the ICE BofA US High Yield Index, which also declined. The Fund’s shares at market price declined 20.69%. The Fund’s shares at net asset value (NAV) fell 19.18%. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 14.06%. For complete, annualized performance of Delaware Ivy High Income Opportunities Fund, please see the table on page 3.

For the measurement period, Delaware Ivy High Income Opportunities Fund’s main contributors included security selection within the automotive, consumer goods, and real estate sectors. Within the energy sector, an overweight position as well as security selection added to the Fund’s returns relative to the benchmark.

Among the Fund’s largest detractors were both overweight positions and security selection within the media, telecommunications, and healthcare sectors. Security selection within the leisure sector also had a detrimental effect on the Fund’s relative returns.

Performance summary (Unaudited)
Delaware Ivy High Income Opportunities Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through September 30, 2022	1 year	5 year	Lifetime
At market price (inception date May 29, 2013)	-20.69%	-0.40%	+2.38%
At net asset value (inception date May 29, 2013)	-19.18%	+1.30%	+4.07%
ICE BofA US High Yield Index	-14.06%	+1.41%	+3.34%*

* The benchmark lifetime return is calculated using the last business day in the month of the Fund’s inception date.

The performance quoted represents past performance and does not guarantee future results. Investment return, principal value, and market value of an investment will fluctuate so that shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Investing in closed-end investment companies involves risk, including the possible loss of principal.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange.

Net asset value (NAV) is calculated by subtracting total liabilities from total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. The Fund may be required to make higher distributions of ordinary income and capital gains at calendar year end. Those distributions may temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly

Performance summary (Unaudited)
Delaware Ivy High Income Opportunities Fund

distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower. Each of these performance numbers is as calculated by the relevant providing entity disclosed above and may be based on differing methodologies.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility, and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings, funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance does not guarantee future results.

Market price versus net asset value (see notes on next page)

September 30, 2021 through September 30, 2022

For period beginning September 30, 2021 through September 30, 2022	Starting value	Ending value
Delaware Ivy High Income Opportunities Fund @ NAV	$14.93	$11.23
Delaware Ivy High Income Opportunities Fund @ market price	$13.67	$10.09

Performance of a $10,000 investment

For the period May 29, 2013 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Delaware Ivy High Income Opportunities Fund @ NAV	$10,000	$14,516
ICE BofA US High Yield Index	$10,000	$13,554
Delaware Ivy High Income Opportunities Fund @ market price	$10,000	$12,456

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on May 29, 2013, and includes the reinvestment of all distributions at market value. Performance of the Fund at market value is based on market performance during the period. Performance of the Fund at NAV is based on the fluctuations in NAV during the period. For market price, performance shown in both graphs does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The graph also assumes $10,000 in the ICE BofA US High Yield Index. The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below-investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market.

NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance does not guarantee future results.

Fund basics

As of September 30, 2022 (Unaudited)

Delaware Ivy High Income Opportunities Fund

Fund objective

The Fund seeks to provide total return through a combination of a high level of current income and capital appreciation.

Total Fund net assets

$186 million

Number of holdings

228

Fund start date

May 29, 2013

NYSE symbol

IVH

CUSIP number

246107106

Security type / sector allocations
Delaware Ivy High Income Opportunities Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Convertible Bond	0.20%
Corporate Bonds	102.26%
Automotive	0.75%
Banking	2.50%
Basic Industry	4.60%
Capital Goods	4.64%
Consumer Goods	1.52%
Energy	14.79%
Financial Services	4.55%
Healthcare	10.39%
Insurance	2.51%
Leisure	7.27%
Media	15.31%
Real Estate	0.06%
Retail	4.82%
Services	5.15%
Technology & Electronics	5.88%
Telecommunications	11.02%
Transportation	3.17%
Utilities	3.33%
Municipal Bonds	0.85%
Loan Agreements	19.07%
Common Stocks	2.22%
Preferred Stock	0.17%
Exchange-Traded Fund	2.80%
Warrant	0.02%
Short-Term Investments	17.18%
Securities Lending Collateral	4.07%
Total Value of Securities	148.84%
Borrowings Under Line of Credit	(46.77%)
Obligation to Return Securities Lending Collateral	(4.07%)
Receivables and Other Assets Net of Liabilities	2.00%
Total Net Assets	100.00%

Schedule of investments
Delaware Ivy High Income Opportunities Fund

September 30, 2022

	Principal amount°	Value (US $)
Convertible Bond – 0.20%
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	426,000	$364,869
Total Convertible Bond (cost $378,167)		364,869

Corporate Bonds – 102.26%
Automotive – 0.75%
Goodyear Tire & Rubber 5.25% 7/15/31	1,735,000	1,390,125
		1,390,125
Banking – 2.50%
Barclays 6.125% 12/15/25 µ, y	1,240,000	1,046,374
Deutsche Bank 6.00% 10/30/25 µ, y	3,200,000	2,416,000
SVB Financial Group 4.10% 2/15/31 µ, y	1,725,000	1,184,933
		4,647,307
Basic Industry – 4.60%
Cerdia Finanz 144A 10.50% 2/15/27 #	1,155,000	954,570
Chemours 144A 5.75% 11/15/28 #	1,665,000	1,365,650
Domtar 144A 6.75% 10/1/28 #	600,000	462,172
Eldorado Gold 144A 6.25% 9/1/29 #	1,170,000	893,997
First Quantum Minerals 144A 6.875% 10/15/27 #	465,000	419,537
FMG Resources August 2006
144A 5.875% 4/15/30 #	1,215,000	1,058,611
144A 6.125% 4/15/32 #	550,000	473,418
Novelis 144A 4.75% 1/30/30 #	2,285,000	1,879,481
Vibrantz Technologies 144A 9.00% 2/15/30 #	1,603,000	1,046,562
		8,553,998
Capital Goods – 4.64%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	610,732	419,408
Bombardier 144A 6.00% 2/15/28 #	557,000	466,858
Clydesdale Acquisition Holdings 144A 6.625% 4/15/29 #	275,000	250,803
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	1,610,000	1,531,979
Sealed Air 144A 5.00% 4/15/29 #	795,000	710,599
TransDigm
4.625% 1/15/29	95,000	76,714
5.50% 11/15/27	2,591,000	2,259,261
Wesco Aircraft Holdings
144A 8.50% 11/15/24 #	2,414,000	1,267,350
144A 9.00% 11/15/26 #, *	2,572,000	1,551,688
144A 13.125% 11/15/27 #	343,000	103,757
		8,638,417
Consumer Goods – 1.52%
Kronos Acquisition Holdings 144A 5.00% 12/31/26 #	875,000	768,928
Performance Food Group 144A 4.25% 8/1/29 #	525,000	438,149
Pilgrim’s Pride 144A 4.25% 4/15/31 #	1,372,000	1,097,991
Scotts Miracle-Gro 4.00% 4/1/31	60,000	42,372
Simmons Foods 144A 4.625% 3/1/29 #	594,000	486,938
		2,834,378
Energy – 14.79%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	296,000	263,973
144A 7.00% 11/1/26 #	711,000	686,243
144A 8.25% 12/31/28 #	59,000	56,805
Bellatrix Exploration
8.50% 9/11/23 =	418,000	0
12.50% 12/15/23 =	456,000	0
Callon Petroleum
144A 7.50% 6/15/30 #, *	725,000	636,151
144A 8.00% 8/1/28 #	1,785,000	1,650,188
CNX Resources 144A 6.00% 1/15/29 #	1,755,000	1,605,430
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	597,000	541,565
144A 6.00% 2/1/29 #	319,000	285,939
EQM Midstream Partners 144A 4.75% 1/15/31 #	3,038,000	2,418,552
Genesis Energ
7.75% 2/1/28	1,210,000	1,054,140
8.00% 1/15/27	1,912,000	1,680,113
Hilcorp Energy I
144A 6.00% 4/15/30 #	1,910,000	1,668,885
144A 6.00% 2/1/31 #	275,000	239,287
144A 6.25% 4/15/32 #	1,011,000	897,030
Laredo Petroleum 10.125% 1/15/28	1,161,000	1,117,364
Mesquite Energy 144A 7.25% 2/15/23 #, ‡	257,000	2,570
Murphy Oil 6.375% 7/15/28	3,028,000	2,865,835

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
NuStar Logistics
6.00% 6/1/26	1,509,000	$1,384,507
6.375% 10/1/30	1,530,000	1,312,543
Occidental Petroleum
4.20% 3/15/48	95,000	76,200
4.40% 4/15/46	369,000	304,060
4.40% 8/15/49	735,000	603,113
4.50% 7/15/44	380,000	318,389
6.45% 9/15/36	815,000	817,005
6.60% 3/15/46	670,000	691,644
6.625% 9/1/30	605,000	615,524
Southwestern Energy
5.375% 2/1/29	280,000	254,495
5.375% 3/15/30	2,785,000	2,515,426
Weatherford International 144A 8.625% 4/30/30 #	1,085,000	947,366
		27,510,342
Financial Services – 4.55%
Air Lease 4.65% 6/15/26 µ, Ψ	742,000	621,336
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	1,423,000	1,212,059
Compass Group Diversified Holdings 144A 5.25% 4/15/29 #	1,620,000	1,273,506
Highlands Holdings Bond Issuer 144A PIK 7.625% 10/15/25 #, >	1,518,011	1,434,505
Medline Borrower 144A 3.875% 4/1/29 #	1,805,000	1,450,038
New Cotai 5.00% 2/2/27 <<, =	1,042,759	1,040,154
StoneX Group 144A 8.625% 6/15/25 #	1,423,000	1,440,211
		8,471,809
Healthcare – 10.39%
Avantor Funding 144A 3.875% 11/1/29 #	4,110,000	3,346,218
Bausch Health 144A 6.125% 2/1/27 #	1,145,000	795,546
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	1,655,000	1,369,082
CHS
144A 4.75% 2/15/31 #	480,000	323,446
144A 5.25% 5/15/30 #	580,000	405,145
144A 8.00% 3/15/26 #	565,000	490,113
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	661,000	586,086
144A 6.50% 10/15/28 #	897,000	763,124
Encompass Health
4.625% 4/1/31	550,000	435,739
4.75% 2/1/30	355,000	292,613
Hadrian Merger Sub 144A 8.50% 5/1/26 #	369,000	338,960
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	1,720,000	1,400,897
Organon & Co. 144A 5.125% 4/30/31 #	2,445,000	2,006,929
P&L Development 144A 7.75% 11/15/25 #	1,818,000	1,366,772
Par Pharmaceutical 144A 7.50% 4/1/27 #, ‡	1,188,000	941,346
Tenet Healthcare
144A 4.375% 1/15/30 #	1,385,000	1,159,051
144A 6.125% 10/1/28 #	2,600,000	2,282,030
US Renal Care 144A 10.625% 7/15/27 #	2,224,000	1,036,511
		19,339,608
Insurance – 2.51%
HUB International 144A 5.625% 12/1/29 #	2,420,000	2,025,480
NFP
144A 6.875% 8/15/28 #	2,541,000	1,986,185
144A 7.50% 10/1/30 #	690,000	655,633
		4,667,298
Leisure – 7.27%
Boyd Gaming
4.75% 12/1/27 *	1,605,000	1,423,635
144A 4.75% 6/15/31 #	1,345,000	1,091,172
Carnival
144A 5.75% 3/1/27 #	1,750,000	1,229,856
144A 6.00% 5/1/29 #	1,340,000	882,102
144A 7.625% 3/1/26 #	640,000	487,370
144A 9.875% 8/1/27 #	573,000	562,594
144A 10.50% 2/1/26 #	1,458,000	1,444,812
Royal Caribbean Cruises
144A 5.50% 8/31/26 #	180,000	137,930
144A 5.50% 4/1/28 #	5,068,000	3,561,892
Scientific Games Holdings 144A 6.625% 3/1/30 #	1,645,000	1,321,289
Scientific Games International 144A 7.25% 11/15/29 #	1,490,000	1,388,680
		13,531,332
Media – 15.31%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	2,185,000	1,734,879
AMC Networks 4.25% 2/15/29 *	1,685,000	1,249,706
Arches Buyer
144A 4.25% 6/1/28 #	1,768,000	1,382,903
144A 6.125% 12/1/28 #	1,715,000	1,330,771
Cars.com 144A 6.375% 11/1/28 #	881,000	752,718

Schedule of investments
Delaware Ivy High Income Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CCO Holdings
144A 4.50% 8/15/30 #	1,081,000	$857,563
144A 4.75% 2/1/32 #	1,195,000	932,608
144A 6.375% 9/1/29 #	2,535,000	2,332,048
Clear Channel International 144A 6.625% 8/1/25 #	216,000	200,964
CMG Media 144A 8.875% 12/15/27 #	1,575,000	1,205,347
CSC Holdings
144A 4.50% 11/15/31 #	619,000	465,983
144A 5.00% 11/15/31 #	862,000	570,994
144A 5.75% 1/15/30 #	4,480,000	3,192,448
Cumulus Media New Holdings 144A 6.75% 7/1/26 #, *	1,500,000	1,266,996
Directv Financing 144A 5.875% 8/15/27 #	2,445,000	2,113,397
DISH DBS 144A 5.75% 12/1/28 #	1,670,000	1,265,217
Nielsen Finance
144A 5.625% 10/1/28 #	870,000	865,378
144A 5.875% 10/1/30 #	725,000	723,623
Sirius XM Radio 144A 4.125% 7/1/30 #	3,325,000	2,709,875
Stagwell Global 144A 5.625% 8/15/29 #	1,472,000	1,213,480
VTR Comunicaciones 144A 4.375% 4/15/29 #	1,182,000	735,411
VTR Finance 144A 6.375% 7/15/28 #	1,087,000	611,438
VZ Secured Financing 144A 5.00% 1/15/32 #	1,015,000	760,175
		28,473,922
Real Estate – 0.06%
Uniti Group 144A 4.75% 4/15/28 #	144,000	114,094
		114,094
Retail – 4.82%
Asbury Automotive Group
4.50% 3/1/28	936,040	793,102
144A 4.625% 11/15/29 #	31,000	24,859
4.75% 3/1/30	964,040	754,445
144A 5.00% 2/15/32 #	31,000	23,925
Bath & Body Works
6.875% 11/1/35	1,000,000	837,795
6.95% 3/1/33	1,000,000	805,857
Lithia Motors
144A 3.875% 6/1/29 #	602,000	484,107
144A 4.375% 1/15/31 #	466,000	382,202
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	2,337,000	2,088,729
Michaels 144A 5.25% 5/1/28 #, *	1,009,000	710,452
PetSmart 144A 7.75% 2/15/29 #	2,300,000	2,059,742
		8,965,215
Services – 5.15%
Adtalem Global Education 144A 5.50% 3/1/28 #	1,851,000	1,669,870
Ahern Rentals 144A 7.375% 5/15/23 #	1,402,000	951,465
NESCO Holdings II 144A 5.50% 4/15/29 #	1,675,000	1,398,240
Sabre GLBL
144A 7.375% 9/1/25 #	114,000	102,256
144A 9.25% 4/15/25 #	288,000	276,124
Staples
144A 7.50% 4/15/26 #	1,930,000	1,623,236
144A 10.75% 4/15/27 #, *	2,982,000	2,214,269
White Cap Buyer 144A 6.875% 10/15/28 #	1,622,000	1,326,739
White Cap Parent 144A 8.25% 3/15/26 #, «	13,000	11,039
		9,573,238
Technology & Electronics – 5.88%
AthenaHealth Group 144A 6.50% 2/15/30 #	1,650,000	1,307,543
Entegris Escrow
144A 4.75% 4/15/29 #	72,000	63,581
144A 5.95% 6/15/30 #	2,155,000	1,971,696
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	3,255,000	2,524,213
NCR
144A 5.00% 10/1/28 #	856,000	675,151
144A 5.125% 4/15/29 #	3,172,000	2,385,471
144A 5.25% 10/1/30 #	285,000	215,616
144A 5.75% 9/1/27 #	307,000	278,906
144A 6.125% 9/1/29 #	393,000	339,041
Sensata Technologies 144A 4.00% 4/15/29 #	1,410,000	1,169,869
		10,931,087
Telecommunications – 11.02%
Altice Financing 144A 5.75% 8/15/29 #	2,086,000	1,601,234
Altice France
144A 5.125% 7/15/29 #	866,000	649,041
144A 5.50% 10/15/29 #	469,000	354,050
144A 8.125% 2/1/27 #	2,659,000	2,382,451
Altice France Holding 144A 10.50% 5/15/27 #	4,582,000	3,599,370
Connect Finco 144A 6.75% 10/1/26 #	2,645,000	2,316,735

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
Consolidated Communications
144A 5.00% 10/1/28 #	417,000	$290,801
144A 6.50% 10/1/28 #	2,244,000	1,683,000
Digicel Group Holdings
144A PIK 7.00% 10/21/22 #, >>	228,982	40,072
144A PIK 8.00% 4/1/25 #, >>>	257,124	101,823
Digicel International Finance
144A 8.00% 12/31/26 #	153,712	94,255
144A 8.75% 5/25/24 #	1,482,000	1,358,890
Frontier Communications Holdings
144A 5.875% 10/15/27 #	2,491,000	2,238,188
5.875% 11/1/29	455,605	362,671
144A 8.75% 5/15/30 #	395,000	395,897
LCPR Senior Secured Financing DAC 144A 5.125% 7/15/29 #	337,000	254,250
Northwest Fiber 144A 4.75% 4/30/27 #	1,005,000	876,626
Telesat Canada 144A 5.625% 12/6/26 #	2,310,000	1,108,454
Windstream Escrow 144A 7.75% 8/15/28 #	954,000	791,867
		20,499,675
Transportation – 3.17%
American Airlines 144A 5.75% 4/20/29 #	290,000	253,540
Grupo Aeromexico 144A 8.50% 3/17/27 #	1,030,000	906,245
Seaspan 144A 5.50% 8/1/29 #	2,530,000	1,954,327
VistaJet Malta Finance 144A 6.375% 2/1/30 #	3,390,000	2,779,715
		5,893,827
Utilities – 3.33%
Calpine
144A 4.625% 2/1/29 #	1,205,000	984,250
144A 5.00% 2/1/31 #	135,000	107,461
144A 5.125% 3/15/28 #, *	2,000,000	1,721,883
Vistra
144A 7.00% 12/15/26 #, µ, y	2,465,000	2,157,504
144A 8.00% 10/15/26 #, µ, y	1,340,000	1,234,330
		6,205,428
Total Corporate Bonds (cost $229,002,005)		190,241,100

Municipal Bonds – 0.85%
Commonwealth of Puerto Rico(Restructured) Series A-1 2.986% 7/1/24^	17,435	16,033
Commonwealth of Puerto Rico(Restructured)
Series A-1 4.00% 7/1/33	52,400	46,197
Series A-1 4.00% 7/1/35	38,057	32,626
Series A-1 4.00% 7/1/37	40,425	33,277
Series A-1 4.362% 7/1/33^	67,434	37,286
Series A-1 5.625% 7/1/29	44,068	45,148
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,563,785	1,376,131
Total Municipal Bonds (cost $1,724,618)		1,586,698

Loan Agreements – 19.07%
Advantage Sales & Marketing Tranche B-1 7.054% (LIBOR01M + 4.50%) 10/28/27 ●	2,943,294	2,639,766
Amynta Agency Borrower Tranche B 1st Lien 7.615% (LIBOR01M + 4.50%) 2/28/25 ●	3,236,379	3,146,029
Applied Systems 2nd Lien 8.462% (LIBOR03M + 5.50%) 9/19/25 ●	2,980,628	2,943,371
Ascent Resources Utica Holdings 2nd Lien 11.455% (LIBOR03M + 9.00%) 11/1/25 ●	805,000	845,250
Bausch Health Tranche B 8.098% (SOFR01M + 5.35%) 2/1/27 ●	1,481,250	1,144,112
Clydesdale Acquisition Holdings 7.309% (SOFR01M + 4.18%) 4/13/29 ●	438,900	415,231
Covis Finco Tranche B 10.203% (SOFR03M + 6.65%) 2/18/27 ●	1,223,625	975,841
CP Atlas Buyer Tranche B 6.615% (LIBOR01M + 3.50%) 11/23/27 ●	1,712,954	1,500,738
Edelman Financial Engines Center 2nd Lien 9.865% (LIBOR01M + 6.75%) 7/20/26 ●	1,703,000	1,515,670
Epic Crude Services LP 7.08% (LIBOR03M + 5.00%) 3/2/26 ●	656	544
Epicor Software 2nd Lien 10.865% (LIBOR01M + 7.75%) 7/31/28 ●	3,000,000	2,938,500
Foresight Energy Operating Tranche A 11.674% (LIBOR03M + 8.00%) 6/30/27 ●	506,095	501,034
Form Technologies Tranche B 7.48% (LIBOR03M + 4.50%) 7/22/25 ●	3,718,111	3,299,823
Heartland Dental 8.553% (SOFR03M + 5.00%) 4/30/25 ●	1,226,925	1,153,309

Schedule of investments

Delaware Ivy High Income Opportunities Fund

	Principal amount°	Value (US $)
Loan Agreements (continued)
Hexion Holdings 1st Lien 7.263% (SOFR03M + 4.50%) 3/15/29 ●	329,175	$282,432
Hexion Holdings 2nd Lien 10.556% (SOFR01M + 7.54%) 3/15/30 ●	1,325,000	1,093,125
Lealand Finance 6.115% (LIBOR01M + 3.00%) 6/28/24 ●	39,458	24,661
MLN US HoldCo Tranche B 1st Lien 8.252% (LIBOR03M + 4.50%) 11/30/25 ●	2,051,828	1,270,851
MLN US HoldCo Tranche B 2nd Lien 12.502% (LIBOR03M + 8.75%) 11/30/26 ●	1,214,000	455,250
Pre Paid Legal Services 2nd Lien 10.07% (LIBOR03M + 7.00%) 12/14/29 ●	820,000	774,900
SPX Flow 7.634% (SOFR01M + 4.50%) 4/5/29 ●	1,719,000	1,592,224
Swf Holdings I 7.602% (LIBOR03M + 4.00%) 10/6/28 ●	1,550,938	1,217,486
U.S. Renal Care Tranche B 1st Lien 7.563% (LIBOR01M + 5.00%) 6/26/26 ●	3,139,232	2,266,526
UKG 2nd Lien 7.535% (LIBOR03M + 5.25%) 5/3/27 ●	2,040,000	1,938,000
United PF Holdings 1st Lien 12.174% (LIBOR03M + 8.50%) 12/30/26 ●	391,020	375,379
West Corporation Tranche B 7.115% (LIBOR01M + 4.00%) 10/10/24 ●	1,354,311	1,168,335
Total Loan Agreements (cost $40,104,878)		35,478,387

	Number of shares
Common Stocks – 2.22%
Basic Industry – 0.61%
BIS Industries Holdings =, †	804,308	4,504
Foresight Energy =, †	74,057	1,101,975
Westmoreland Coal =, †	13,063	32,984
		1,139,463
Energy – 0.42%
KCA Deutag International =	11,090	765,210
Vantage Drilling International †	235	4,318
		769,528
Leisure – 0.35%
New Cotai <<, =, †	971,487	0
Studio City International Holdings ADR †	108,300	237,177
Studio City International Holdings ADR	183,525	401,920
		639,097
Media – 0.00%
Cumulus Media Class A †	5	35
		35
Retail – 0.76%
True Religion Apparel <<, =, †	61	1,419,877
		1,419,877
Utilities – 0.08%
Larchmont Resources =, †	1,661	152,020
		152,020
Total Common Stocks (cost $16,125,500)		4,120,020

Preferred Stock – 0.17%
True Religion Apparel 0.000% <<, =, ω	64	318,675
Total Preferred Stock (cost $1,048,855)		318,675

Exchange-Traded Fund – 2.80%
iShares iBoxx High Yield Corporate Bond ETF*	73,000	5,211,470
Total Exchange-Traded Fund (cost $6,315,544)		5,211,470

Warrant – 0.02%
California Resources †	3,140	32,656
Total Warrant (cost $273,250)		32,656

Short-Term Investments – 17.18%
Money Market Mutual Funds – 17.18%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	7,988,756	7,988,756
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	7,988,755	7,988,755
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	7,988,755	7,988,755

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	7,988,756	$7,988,756
Total Short-Term Investments (cost $31,955,022)		31,955,022
Total Value of Securities Before Securities Lending Collateral–144.77% (cost $326,927,839)		269,308,897

Securities Lending Collateral** – 4.07%
Money Market Mutual Fund – 4.07%
Dreyfus Institutional Preference Government Money Market Fund - Institutional Shares (seven-day effective yield 2.98%)	7,577,311	7,577,311
Total Securities Lending Collateral (cost $7,577,311)		7,577,311
Total Value of Securities–148.84% (cost $334,505,150)		$276,886,208■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
ω	Perpetual security with no stated maturity date.
†	Non-income producing security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
>>>	PIK. 62.50% of the income received was in cash and 37.50% was in principal.
>>	PIK. 100% of the income received was in the form of principal.
«	PIK. The first payment of cash and/or principal will be made after September 30, 2022.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
*	Fully or partially on loan.
>	PIK. 100% of the income received was in the form of cash.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $157,597,910, which represents 84.72% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
y	Perpetual security. Maturity date represents next call date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $8,936,095 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $1,670,899.

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Ivy High Income Opportunities Fund

September 30, 2022

Assets:
Investments, at value*,†	$266,530,191
Investments of affiliated issuers, at value**	2,778,706
Short-term investments held as collateral for loaned securities, at value=	7,577,311
Dividends and interest receivable	4,993,948
Receivable for securities sold	1,323,412
Securities lending income receivable	30,325
Prepaid expenses	845
Other assets	540
Total Assets	283,235,278
Liabilities:
Due to custodian	695,532
Payable for borrowing	87,000,000
Obligation to return securities lending collateral	7,577,311
Payable for securities purchased	1,574,567
Investment management fees payable to affiliates	234,036
Interest expense payable on borrowing	82,674
Other accrued expenses	40,877
Administration expenses payable to affiliates	1,050
Total Liabilities	97,206,047
Total Net Assets	$186,029,231

Net Assets Consist of:
Paid-in capital	$315,693,315
Total distributable earnings (loss)	(129,664,084)
Total Net Assets	$186,029,231

Common Shares:
Net assets	$186,029,231
Shares of beneficial interest outstanding	16,570,235
Net asset value per share	$11.23

*Investments, at cost	$313,312,041
**Investments of affiliated issuers, at cost	13,615,798
†Including securities on loan	8,936,095
=Short-term investments held as collateral for loaned securities, at cost	7,577,311

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Ivy High Income Opportunities Fund

Year ended September 30, 2022

Investment Income:
Interest	$19,120,837
Dividends	732,614
Securities lending income	276,239
Interest from affiliated issuers	69,700
20,199,390

Expenses:
Management fees	3,115,241
Interest expense	1,349,489
Accounting and administration expenses	97,155
Legal fees	79,572
Dividend disbursing and transfer agent fees and expenses	55,417
Audit and tax fees	44,001
Custodian fees	23,628
Trustees’ fees and expenses	22,800
Reports and statements to shareholders expenses	16,979
Other	20,530
Total operating expenses	4,824,812
Net Investment Income (Loss)	15,374,578

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(12,207,927)
Affiliated investments	9,563
Payment by affiliates*	12,762
Foreign currencies	21
Foreign currency exchange contracts	(28)
Futures contracts	789
Net realized gain (loss)	(12,184,820)

Net change in unrealized appreciation (depreciation) on:
Investments	(48,520,331)
Affiliated investments	(1,407,719)
Futures contracts	(15,508)
Net change in unrealized appreciation (depreciation)	(49,943,558)
Net Realized and Unrealized Gain (Loss)	(62,128,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,753,800)

*	See Note 2 in “Notes to financial statements” for additional information.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Ivy High Income Opportunities Fund

	Year ended
	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,374,578	$16,596,322
Net realized gain (loss)	(12,197,582)	(1,963,533)
Payment by affiliates*	12,762	—
Net change in unrealized appreciation (depreciation)	(49,943,558)	23,904,510
Net increase (decrease) in net assets resulting from operations	(46,753,800)	38,537,299

Dividends and Distributions to Shareholders from:
Distributable earnings	(14,581,806)	(16,155,979)
Total dividends and distributions to shareholders	(14,581,806)	(16,155,979)
Net Increase (Decrease) in Net Assets	(61,335,606)	22,381,320

Net Assets:
Beginning of year	247,364,837	224,983,517
End of year	$186,029,231	$247,364,837

*	See Note 2 in “Notes to financial statements” for additional information.

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Ivy High Income Opportunities Fund

Year ended September 30, 2022

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(46,753,800)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	462,248
Proceeds from disposition of investment securities	(171,241,045)
Purchase of investment securities	(182,455,087)
Proceeds (purchase) from disposition of short-term investment securities, net	355,587,980
Net realized (gain) loss on investments	12,207,927
Net realized (gain) loss on affiliated investments	(9,563)
Net change in unrealized (appreciation) depreciation of investments	48,520,331
Net change in unrealized (appreciation) depreciation of affiliated investments	1,407,719
(Increase) decrease in cash collateral due to broker	13,500
Noncash adjustments for litigation settlement	29,000
(Increase) decrease in receivable for securities sold	436,054
(Increase) decrease in dividends and interest receivable	(801,058)
(Increase) decrease in receivable from securities lending income	(22,208)
(Increase) decrease in prepaid and other assets	(575)
(Increase) decrease in variation margin receivable	(94)
Increase (decrease) in payable for securities purchased	(3,622,058)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(7,957)
Increase (decrease) in administration expenses to affiliates	(7,057)
Increase (decrease) in investment management fees payable to affiliates	224,875
Increase (decrease) in shareholder servicing payable	(1,900)
Increase (decrease) in other accrued expenses payable	(251,111)
Increase (decrease) in interest expense payable	58,491
Total adjustments	60,528,412
Net cash provided by (used for) operating activities	13,774,612

Cash provided by (used for) financing activities:
Cash received from borrowings	87,000,000
Cash payments to reduce borrowings	(87,000,000)
Cash dividends and distributions paid to shareholders	(14,581,806)
Bank Overdraft	695,532
Net cash provided by (used for) financing activities	(13,886,274)
Net increase (decrease) in cash	(111,662)
Cash at beginning of year	111,662
Cash at end of year	$—
Cash paid for interest from borrowings	$1,290,998

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Opportunities Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21		9/30/20		9/30/19	9/30/18
Net asset value, beginning of period	$14.93	$13.58		$15.05		$15.96	$16.34

Income (loss) from investment operations
Net investment income	0.93 [1]	1.00	[2]	1.12	[2]	1.25 [2]	1.36	[2]
Net realized and unrealized gain (loss)	(3.75)	1.32		(1.36)		(0.84)	(0.46)
Total from investment operations	(2.82)	2.32		(0.24)		0.41	0.90

Less dividends and distributions from:
Net investment income	(0.88)	(0.97)		(1.23)		(1.32)	(1.28)
Total dividends and distributions	(0.88)	(0.97)		(1.23)		(1.32)	(1.28)

Net asset value, end of period	$11.23	$14.93		$13.58		$15.05	$15.96
Market value, end of period	$10.09	$13.67		$11.90		$13.71	$14.26

Total return based on:[3]
Net asset value	(19.18% )	18.29%		(0.24%	)	4.10%	6.68%
Market value	(20.69% )	23.59%		(4.04%	)	6.07%	(2.47%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$186,029	$247	[4]	$225	[4]	$249 [4]	$264	[4]
Ratio of expenses to average net assets[5]	2.15%	1.82%		2.60%		3.16%	2.77%
Ratio of expenses to average net assets excluding interest expenses[6]	1.55%	1.50%		1.82%		1.73%	1.59%
Ratio of net investment income to average net assets[7]	6.85%	6.80%		8.18%		8.27%	8.50%
Portfolio turnover	51%	55%		45%		34%	46%

[1]	Calculated using average shares outstanding.
[2]	Based on average weekly shares outstanding.
[3]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
[4]	Net assets reported in millions.
[5]	The ratio of expenses to adjusted average net assets (excluding debt outstanding) for the years ended September 30, 2022, 2021, 2020, 2019, and 2018 were 1.55%, 1.34%, 1.82%, 2.17%, and 1.90%, respectively.
[6]	The ratio of expense to adjusted average net assets excluding interest expense (excluding debt outstanding) for the years ended September 30, 2022, 2021, 2020, 2019, and 2018 were 1.12%, 1.11%, 1.27%, 1.19%, and 1.09%, respectively.
[7]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended September 30, 2022, 2021, 2020, 2019, and 2018 were 4.94%, 5.01%, 5.71%, 5.69%, and 5.81%, respectively.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

September 30, 2022

Delaware Ivy High Income Opportunities Fund (formerly, Ivy High Income Opportunities Fund) (Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated from time to time governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol IVH.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended September 30, 2022, and for all open tax years (years ended September 30, 2019-September 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended September 30, 2022, the Fund did not incur any interest or tax penalties.

Distributions — Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of any Underlying Funds.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

1. Significant Accounting Policies (continued)

or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Statement of Cash Flows — US GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Fund with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of cash flows. The Statement of cash flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 1.00%, calculated daily and paid monthly, of the average daily value of the Fund’s Managed Assets. The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

Prior to January 18, 2022, the Fund had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSC), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0
$10 to $25M	11,496
$25 to $50M	23,100
$50 to $100M	35,496
$100 to $200M	48,396
$200 to $350M	63,204
$350 to $550M	82,500
$550 to $750M	96,300
$750 to $1,000M	121,596
Over $1,000M	148,500

The Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee was voluntarily waived by WISC until the Fund’s managed assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statements of operations.”

Effective January 18, 2022, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” From January 18, 2022 through September 30, 2022, the Fund paid $11,858 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended September 30, 2022, the Fund paid $36,697 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

During the year ended September 30, 2022, WRSC reimbursed the Fund for losses due to net asset value corrections that impacted affiliated management fees and accounting and administration expenses.

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

A summary of the transactions in affiliated companies during the year ended September 30, 2022 as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Interest Income
Corporate Bonds - 0.56%
Larchmont Resources LLC (9.000% Cash or 9.000% PIK), 9.000%, 8/7/22	$1,190,713	$—	$(1,249,673)	$9,563	$49,397	$—	—	$33,528
New Cotai 5.00% 2/2/27 =	—	1,005,400	—	—	34,754	1,040,154	1,042,759	36,172
Common Stocks - 0.76%
Larchmont Resources =, †,*	2,159	—	(445,251)	—	558,263	—	—	—
New Cotai =,†	2,087,238	—	—	—	(2,087,238)	—	971,487	—
True Religion Apparel =,†	1,382,772	—	—	—	37,105	1,419,877	61	—
Preferred Stock - 0.17%
True Religion Apparel 0.000% =,ω	318,675	—	—	—	—	318,675	64	—
	$4,981,557	$1,005,400	$(1,694,924)	$9,563	$(1,407,719)	$2,778,706		$69,700

* Issuer is not an affiliated investment of the Fund at September 30, 2022.

† Non-income producing security.

= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.

ω Perpetual security with no stated maturity date.

3. Investments

For the year ended September 30, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$182,455,087
Sales	171,241,045

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax for the Fund were as follows:

Cost of investments	$344,711,509
Aggregate unrealized appreciation of investments	$460,767
Aggregate unrealized depreciation of investments	(68,286,068)
Net unrealized appreciation of investments	$(67,825,301)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of September 30, 2022:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Basic Industry	$—	$—	$1,139,463		$1,139,463
Energy	4,318	—	765,210		769,528
Leisure	639,097	—	—	[1]	639,097
Media	35	—	—		35
Retail	—	—	1,419,877		1,419,877
Utilities	—	—	152,020		152,020
Convertible Bond	—	364,869	—		364,869
Corporate Bonds[2]	—	189,200,946	1,040,154	[1]	190,241,100
Exchange-Traded Fund	5,211,470	—	—		5,211,470
Loan Agreements	—	35,478,387	—		35,478,387
Municipal Bonds	—	1,586,698	—		1,586,698
Preferred Stock	—	—	318,675		318,675
Warrant	32,656	—	—		32,656

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Investments	$31,955,022	$—	$—	$31,955,022
Securities Lending Collateral	7,577,311	—	—	7,577,311
Total Value of Securities	$45,419,909	$226,630,900	$4,835,399	$276,886,208

1The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.

2Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	—	99.45%	0.55%	100.00%

The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Common Stocks	Corporate Bonds	Preferred Stock	Loans
Balance as of 9/30/21	$5,035,585	$—	$—	$7,800,529
Net change in unrealized appreciation (depreciation)	(2,204,771)	34,754	(730,180)	(2,553,932)
Transfers in	645,756	1,005,400	1,048,855	—
Transfers out	—	—	—	(5,246,597)
Balance as of 9/30/22	$3,476,570	$1,040,154	$318,675	$—
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/22	$(3,488,097)	$34,754	$(730,180)	$(3,198,197)

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Fund is as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stocks	$765,210	Market approach	Broker quotes	N/A
Common Stocks	1,101,975	Market approach	Discount for lack of marketability	30%
Common Stocks	1,419,877	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x
Common Stocks	4,504	Market approach	EV/EBITDA multiple	5.67x
Common Stocks	185,004	Market approach	Financials	N/A
Corporate Bonds	1,040,154	Market approach	Financials	N/A
Preferred Stock	318,675	Market approach	EV/EBITDA multiple	2.82x
			EV/Revenue multiple	0.45x

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2022 and 2021 were as follows:

	Year ended
	9/30/22	9/30/21
Ordinary income	$14,581,806	$16,155,979
Total	$14,581,806	$16,155,979

5. Components of Net Assets on a Tax Basis

As of September 30, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$315,693,315
Undistributed ordinary income	1,242,058
Capital loss carryforwards	(63,073,353)
Other temporary differences	(7,488)
Unrealized appreciation (depreciation) of investments	(67,825,301)
Net assets	$186,029,231

The differences between book basis and tax basis components of net assets are primarily attributable to interest on defaulted bonds and partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2022, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $251.

At September 30, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$9,834,595	$53,238,758	$63,073,353

6. Capital Stock

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. There were no transactions in shares of beneficial interest during the years ended September 30, 2022 and 2021.

7. Borrowings/Line of Credit

For the year ended September 30, 2022, the Fund borrowed a portion of the money (“Borrowings”) available to it pursuant to a $160,000,000 Credit Agreement (“Original Credit Agreement”) with The Bank of New York Mellon (“BNYM”) as a means of financial leverage. Interest was charged on the Borrowings at one month LIBOR plus 0.75% of the amount borrowed. There were no other fees associated with this borrowing arrangement. During the year ended September 30, 2022, the average daily balance outstanding and weighted interest rate on the Borrowings were $87,000,000 and 1.57%, respectively. Borrowings outstanding are recognized as “Payable for borrowing” on the “Statement of assets and liabilities.” Interest charged on the amount borrowing is recognized as a component of “Interest expense” on the “Statement of operations.”

The Fund entered into the Original Credit Agreement on October 21, 2004 with Pershing LLC, an affiliate of BNYM. The Original Credit Agreement was sold by Pershing LLC to BNYM on March 23, 2022. The Original Credit Agreement was terminated as of May 11, 2022.

The Fund entered into a new $120,000,000 Credit Agreement with BNYM on May 11, 2022 (“New Credit Agreement”) and borrowed $87,000,000 under the New Credit Agreement on that date. The New Credit Agreement is scheduled to expire on May 10, 2023, but contains an evergreen feature that provides for automatic day renewals subject to a 180 day termination notice. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the New Credit Agreement may be reduced or possibly increased in the future.

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

7. Borrowings/Line of Credit (continued)

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The initial commitment fee under the New Credit Agreement is computed at a rate of: (1) 0.25% per annum on the unused balance in the event that the average daily outstanding principal balance of the loans during a certain period is less than 75% of the average daily aggregate commitments by BNYM during such period; or (2) 0.0% in all other events. The commitment fee is subject to change in future periods. The loan is secured and collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at September 30, 2022.

During the year ended September 30, 2022, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at September 30, 2022.

During the year ended September 30, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

The effect of derivative instruments on the “Statement of operations” for the year ended September 30, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(28)	$—	$(28)
Interest rate contracts	—	789	789
Total	$(28)	$789	$761

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$(15,508)

The table below summarizes the average balance of derivative holdings by the Fund during the year ended September 30, 2022:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$2,922	$—
Futures contracts (average notional value)	—	(206,744)

9. Securities Lending

The Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

9. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022:

Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Money Market Mutual Fund	$7,577,311	$—	$—	$—	$7,577,311

At September 30, 2022, the value of securities on loan was $8,936,095 for which the Fund received non-cash collateral of $1,670,899. At September 30, 2022, the value of invested collateral was $7,577,311. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average, which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s NAV, market price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Rating Services or Fitch, Inc. and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 25% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 25% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Ivy High Income Opportunities Fund

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

On August 11, 2022, the Board of Trustees of Delaware Ivy High Income Opportunities Fund (“Acquired Fund”) approved the reorganization of the Acquired Fund into abrdn Income Credit Strategies Fund (“Acquiring Fund”). It is currently expected that the reorganization will be completed in the first quarter of 2023 subject to (i) approval of the reorganization by the Acquired Fund shareholders, (ii) approval by Acquiring Fund shareholders of the issuance of shares of the Acquiring Fund, and (iii) the satisfaction of customary closing conditions.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Ivy High Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Ivy High Income Opportunities Fund (the “Fund”) as of September 30, 2022, the related statements of operations and cash flows for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022, and the financial highlights for each of the two years in the period ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors, whose report dated November 24, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, transfer agents, agent banks, brokers and portfolio company investees; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 30, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Ivy High Income Opportunities Fund

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2022, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

For the fiscal year ended September 30, 2022, certain distributions paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended September 30, 2022, the Fund have reported maximum distributions of Qualified Interest Income of $12,613,358.

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

Fund management

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of the Fund since November 2021.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since November 2021.

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases, or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date, or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

Other Fund information (Unaudited)

Delaware Ivy High Income Opportunities Fund

Dividend reinvestment plan (continued)

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of US and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Advisor, to be of comparable quality. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in US dollars or foreign currencies. The Fund will seek to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund will generally range between zero and seven years.

The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Advisor believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Advisor believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Under normal circumstances, the Advisor expects the Fund’s investments incorporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a lesser extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be US currency denominated or foreign currency denominated.

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e. securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities, including private placement securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). For purposes of this limitation, restricted securities do not include securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that have been deemed to be liquid by the Advisor.

The Fund may invest in assignments or participations of Secured Loans made to US, and non-US corporations, partnerships, and other business entities (“Borrowers”) which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Secured Loans are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below). The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options, and options on futures as well as certain currency instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e. cash), put and call options on foreign currencies, and interest rate instruments such as interest rate swaps. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more corporate fixed income instruments.

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Advisor to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and exchange traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.

The Fund may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Advisor to be of comparable quality.

From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities, and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise from time to time in connection with a corporate action or the restructuring of a debt instrument. Depending upon, among other things, the Advisor’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Leverage — The Fund anticipates using leverage as part of its investment strategy. Depending on market conditions, the Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with one or more financial institutions. Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”). The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps, or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s total leverage limit noted below. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling. For additional information, see Note 10 in “Notes to financial statements.”

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Other Fund information (Unaudited)

Delaware Ivy High Income Opportunities Fund

Fund strategies and risks (continued)

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Distressed securities risk — The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities, or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility, and it may be difficult to value such securities.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For additional information, see Note 10 in “Notes to financial statements.”

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares. For additional information, see Note 7 in “Notes to financial statements.”

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as communication services) will decline because of changing expectations for the performance of that industry or sector.

Nondiversification risk — Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Credit-linked notes risk — The risk that the value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk, and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

Other Fund information (Unaudited)

Delaware Ivy High Income Opportunities Fund

Fund strategies and risks (continued)

Investment company securities risk — Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

Board Consideration of Investment Management Agreement at a Meeting Held August 9-11, 2022
Delaware Ivy High Income Opportunities Fund

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Ivy High Income Opportunities Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board also considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, managed distribution program and distribution rates. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, 10-year periods and since inception, as applicable, ended December 31, 2021. The Board considered that the Fund was managed by Ivy Investment Management Company prior to the acquisition of its parent company, Waddell & Reed Financial, Inc. and its subsidiaries (the “Transaction”), and that the Fund’s performance prior to the closing of the Transaction on April 30, 2021 is that of its predecessor manager.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end high yield (leveraged) funds, regardless of asset size. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was in second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Broadridge report also showed that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted that the Fund is performing in line with its Performance Universe and benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of November 2021.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee (for common and leveraged assets) incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other leveraged closed-end high yield funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe.

The expense comparisons for the Fund showed that its actual management fee (for both common and leveraged assets) was above the median of its Expense Universe and its actual total expenses (for common and leveraged assets) were below the Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level and the extent to which potential scale benefits are shared with shareholders. The Board reviewed the Fund’s advisory fee pricing and structure. The Board noted that the Fund may also benefit from economies of scale through DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Other Fund information (Unaudited)

Delaware Ivy High Income Opportunities Fund

Board Consideration of Investment Management Agreement at a Meeting Held August 9-11, 2022
Delaware Ivy High Income Opportunities Fund (continued)

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement for an additional one-year period.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	128	Macquarie Asset Management[3]
(2015–Present)
-Global Head of Macquarie Asset Management Public Investments
(2019–Present)
-Head of Americas of Macquarie Group
(2017–Present)
-Deputy Global Head of Macquarie Asset Management
(2017–2019)
-Head of Macquarie Asset Management Americas
				(2015–2017)	None
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	128	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Trustee	Trustee since March 2005 Chair from March 2015 to August 2022	128	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	128	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	128	Private Investor (2011–Present)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[4]	128	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	128	Drexel University-President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present) FS Credit Real Estate Income Trust, Inc.
(2018–Present) vTv Therapeutics Inc.
(2017–Present) Community Health Systems
(2004–Present) Drexel Morgan & Co.
					(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[4]	128	University of Oklahoma -President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC (commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[4]	128	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present) Sera Prognostics Inc. (biotechnology)
(2021-Present) Recology (resource recovery)
(2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
					(2018-Present) National Association of Corporate Directors (2017-Present) Ivy Funds Complex (2019-2021) American Shared Hospital Services (medical device) (2017-2021) Westar Energy (utility) (2004-2018)

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	128	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Chair and Trustee	Since January 2013 Chair since August 2022	128	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	128	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009– Present)	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event- Driven Fund
(2013–2021), and WCM Alternatives: Credit Event Fund
(2017–2021) Grange Insurance
					(2013–Present) H&R Block Corporation (2008–Present)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	128	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	128	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	128	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	128	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

About the organization

This annual report is for the information of Delaware Ivy High Income Opportunities Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common shares on the open market at market prices. The Fund may purchase up to 10% of its outstanding shares.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC

Thomas L. Bennett
Private Investor

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs+
Former Global Sector Chairman
of Industrial Manufacturing
KPMG LLP

John A. Fry+
President
Drexel University

Joseph Harroz, Jr.
President
University of Oklahoma

Sandra A.J. Lawrence+
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics

Frances A. Sevilla-Sacasa+
Former Chief Executive Officer
Banco Itaú International

+Audit Committee member

Thomas K. Whitford
Chairman of the Board
Delaware Funds by Macquarie Former Vice Chairman PNC Financial Services Group

Christianna Wood

Chief Executive Officer and President Gore Creek Capital, Ltd.

Janet L. Yeomans

Former Vice President and Treasurer 3M Company

Affiliated officers

David F. Connor

Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie

Daniel V. Geatens

Senior Vice President and Treasurer Delaware Funds by Macquarie

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

610 Market Street
Philadelphia, PA 19106-2354

Independent registered public accounting firm

PricewaterhouseCoopers LLP
Two Commerce Square Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

Website
delawarefunds. com/closed-end

Your reinvestment options

Delaware Ivy High Income Opportunities Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,336 for the fiscal year ended September 30, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,363 for the fiscal year ended September 30, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,524 for the fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $5,630 for the registrant’s fiscal year ended September 30, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $580 for the fiscal year ended September 30, 2021.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence, and Frances A. Sevilla-Sacasa.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firm’s services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote reincorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of September 30, 2022. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Adam H. Brown
Registered Investment
Companies	11	$5.7 billion	0	$0
Other Pooled Investment
Vehicles	3	$431.7 million	0	$0
Other Accounts	5	$214.7 million	0	$0
John P. McCarthy
Registered Investment
Companies	10	$5.6 billion	0	$0
Other Pooled Investment
Vehicles	5	$419.9 million	0	$0
Other Accounts	2	$214.7 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Asset Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of September 30, 2022, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated February 3, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 8, 2022